                                  EXHIBIT 99.2

                     CAPITAL MARKETS ASSURANCE CORPORATION

                              FINANCIAL STATEMENTS

                                 MARCH 31, 1996

                                  (UNAUDITED)

                     CAPITAL MARKETS ASSURANCE CORPORATION
                                BALANCE SHEETS
                            (DOLLARS IN THOUSANDS)


                                                              ASSETS
                                                              ------

                                                                            March 31, 1996     December 31, 1995
                                                                              (Unaudited)
- ----------------------------------------------------------------------------------------------------------------
INVESTMENTS:

Bonds at fair value (amortized cost $258,874 at March 31, 1996
and $210,651 at December 31, 1995)                                              $   259,226            215,706
Short-term investments (at amortized cost which approximates fair
value)                                                                               28,636             68,646
                                                                                -----------        -----------
 Total investments                                                                  287,862            284,352
                                                                                -----------        -----------
Cash                                                                                    389                344
Accrued investment income                                                             3,356              3,136
Deferred acquisition costs                                                           37,559             35,162
Premiums receivable                                                                   3,463              3,540
Prepaid reinsurance                                                                  13,379             13,171
Other assets                                                                          3,477              3,428
                                                                                -----------        -----------
 TOTAL ASSETS                                                                   $   349,485            343,133
                                                                                ===========        ===========

                                               LIABILITIES AND STOCKHOLDER'S EQUITY
                                               ------------------------------------

LIABILITIES:
Unearned premiums                                                               $    50,266             45,767
Reserve for losses and loss adjustment expenses                                       7,261              6,548
Ceded reinsurance                                                                     2,773              2,469
Accounts payable and other accrued expenses                                           7,288             10,844
Current income taxes                                                                    260                136
Deferred income taxes                                                                11,657             11,303
                                                                                -----------        -----------
 Total liabilities                                                                   79,505             77,067
                                                                                -----------        -----------

STOCKHOLDER'S EQUITY:
Common stock                                                                         15,000             15,000
Additional paid-in capital                                                          208,475            205,808
Unrealized appreciation on investments, net of tax                                      229              3,286
Retained earnings                                                                    46,276             41,972
                                                                                -----------        -----------
 Total stockholder's equity                                                         269,980            266,066
                                                                                -----------        -----------
 TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                     $   349,485            343,133
                                                                                ===========        ===========

See accompanying notes to financial statements

                     CAPITAL MARKETS ASSURANCE CORPORATION
                             STATEMENTS OF INCOME
                                  (UNAUDITED)
                            (DOLLARS IN THOUSANDS)


                                    THREE MONTHS ENDED     THREE MONTHS ENDED
                                        MARCH 31, 1996         MARCH 31, 1995
- -----------------------------------------------------------------------------
REVENUES:
Direct premiums written                  $    14,155                 16,838
Assumed premiums written                         874                    154
Ceded premiums written                        (1,910)                (3,093)
                                         -----------            -----------
  Net premiums written                        13,119                 13,899
Increase in unearned premiums                 (4,291)                (6,798)
                                         -----------            -----------
  Net premiums earned                          8,828                  7,101
Net investment income                          3,877                  2,637
Net realized capital gains                       149                     65
Other income                                      54                     12
                                         -----------            -----------
  Total revenues                              12,908                  9,815
                                         -----------            -----------

EXPENSES:
Losses and loss adjustment expenses            1,075                    696
Underwriting and operating expenses            3,978                  3,738
Policy acquisition costs                       2,064                  1,725
                                         -----------            -----------
  Total expenses                               7,117                  6,159
                                         -----------            -----------
  Income before income taxes                   5,791                  3,656
                                         -----------            -----------

INCOME TAXES:
Current federal income tax                       664                    320
Deferred federal income tax                      823                    519
                                         -----------            -----------
  Total income taxes                           1,487                    839
                                         -----------            -----------

  NET INCOME                             $     4,304                  2,817
                                         ===========            ===========

                     CAPITAL MARKETS ASSURANCE CORPORATION
                       STATEMENT OF STOCKHOLDER'S EQUITY
                                  (UNAUDITED)
                            (DOLLARS IN THOUSANDS)


                                                      THREE MONTHS ENDED
                                                          MARCH 31, 1996
- ------------------------------------------------------------------------
COMMON STOCK:
Balance at beginning of period                             $      15,000
                                                           -------------
  Balance at end of period                                        15,000
                                                           -------------

ADDITIONAL PAID-IN CAPITAL:
Balance at beginning of period                                   205,808
Capital contribution                                               2,667
                                                           -------------
  Balance at end of period                                       208,475
                                                           -------------

UNREALIZED (DEPRECIATION) APPRECIATION
ON INVESTMENTS, NET OF TAX:
Balance at beginning of period                                     3,286
Unrealized depreciation on investments                            (3,057)
                                                           -------------
  Balance at end of period                                           229
                                                           -------------

RETAINED EARNINGS:
Balance at beginning of period                                    41,972
Net income                                                         4,304
                                                           -------------
  Balance at end of period                                        46,276
                                                           -------------

TOTAL STOCKHOLDER'S EQUITY                                 $     269,980
                                                           =============

                     CAPITAL MARKETS ASSURANCE CORPORATION
                           STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)
                            (DOLLARS IN THOUSANDS)


                                                               THREE MONTHS ENDED       THREE MONTHS ENDED
                                                                   MARCH 31, 1996           MARCH 31, 1995
- ----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                            $     4,304                    2,817
                                                                      -----------              -----------
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED
 (USED) BY OPERATING ACTIVITIES:
  Reserve for losses and loss adjustment expenses                             713                      696
  Unearned premiums                                                         4,499                    8,075
  Deferred acquisition costs                                               (2,397)                  (2,662)
  Premiums receivable                                                          77                   (3,241)
  Accrued investment income                                                  (220)                     400
  Income taxes payable                                                        947                      839
  Net realized capital gains                                                 (149)                     (65)
  Accounts payable and other accrued expenses                                 287                    4,364
  Prepaid reinsurance                                                        (208)                  (1,277)
  Other, net                                                                   89                    1,355
                                                                      -----------              -----------
    Total adjustments                                                       3,638                    8,484
                                                                      -----------              -----------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                                 7,942                   11,301
                                                                      -----------              -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investments                                                  (87,335)                 (18,235)
Proceeds from sale of investments                                           6,158                    4,072
Proceeds from maturities of investments                                    73,280                    3,391
                                                                      -----------              -----------
  NET CASH USED IN INVESTING ACTIVITIES                                    (7,897)                 (10,772)
                                                                      -----------              -----------
Net increase in cash                                                           45                      529
Cash balance at beginning of period                                           344                       85
                                                                      -----------              -----------
  CASH BALANCE AT END OF PERIOD                                       $       389                      614
                                                                      ===========              ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Income taxes paid                                                     $       525                        -
                                                                      ===========              ===========

                     CAPITAL MARKETS ASSURANCE CORPORATION
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS
                                 MARCH 31, 1996


1.  BACKGROUND

Capital Markets Assurance Corporation ("CapMAC") is a New York-domiciled monoline stock insurance company which engages only in the business of financial guaranty and surety insurance. CapMAC is a wholly owned subsidiary of CapMAC Holdings Inc. ("Holdings"). CapMAC is licensed in all 50 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. CapMAC also provides financial guaranty reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies.

CapMAC's claims-paying ability is rated triple-A by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, Duff & Phelps Credit Rating Co., and Nippon Investors Service, Inc., a Japanese rating agency. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

2.  BASIS OF PRESENTATION

CapMAC's unaudited interim financial statements have been prepared on the basis of generally accepted accounting principles and, in the opinion of management, reflect all adjustments necessary for a fair presentation of CapMAC's financial condition, results of operations and cash flows for the periods presented. The results of operations for the three months ended March 31, 1996 may not be indicative of the results that may be expected for the full year ending December 31, 1996. These financial statements and notes should be read in conjunction with the financial statements and notes included in the audited financial statements of CapMAC as of December 31, 1995 and 1994, and for each of the years in the three-year period ended December 31, 1995.

3.  RECLASSIFICATIONS
Certain prior period balances have been reclassified to conform to the current period presentation.